Jeffrey M. Platt
Jeffrey M. Platt
President and CEO President and CEO
September 5, 2013
Pareto Securities 20
Pareto Securities 20
th
Annual
Annual
Oil & Offshore Conference
Oil & Offshore Conference
Joseph M. Bennett
Joseph M. Bennett
EVP & Chief IRO EVP & Chief IRO
Exhibit 99.1

FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production;
changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1500
New Orleans, LA 70130
Phone:
504.568.1010  |  Fax:
504.566.4580
Web site address: Web site address: www.tdw.com www.tdw.com
Email: connect@tdw.com

Key Takeaways
Key Takeaways
•
Focus on safety, compliance & operating excellence
•
Constructive fundamental backdrop for OSV Industry
-
Commodity prices support high level of E&P spending
- Continued improvement in working rig count
•
History of earnings growth and solid returns
•
Unmatched scale and scope of operations
•
World’s largest and newest OSV fleet provides basis for continued
earnings growth
•
Strong balance sheet allows us to continue to act upon available opportunities, such as recent Troms acquisition

TOTAL RECORDABLE INCIDENT RATES
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
CALENDAR YEARS
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXON/MOBIL

Operating safely offshore is like holding a snake by its head.
It's a task that can't be turned loose not for a microsecond or an accident will strike without pity.

Safety Record Rivals Safety Record Rivals Leading Companies Leading Companies 4

Working Rigs
450
400
350
300
250
200
150
100
50
0
Jackups
Floaters
Prior peak (summer 2008)
1/04
7/04
1/05
7/05
1/06
7/06
1/07
7/07
1/08
7/08
1/09
7/09
1/10
7/10
1/11
7/11
1/12
7/12
1/13
7/13

Working Offshore Rig Trends Source: ODS-Petrodata Note: 52 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 715 in August 2013. 402 261 5

Drivers of our Business
“Peak to Present”
Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
August
2013
Working Rigs
603 538 715
Rigs Under
Construction
186 118 217
OSV Global
Population
2,033 2,599 3,005
OSV’s Under
Construction
736 367 432
OSV/Rig Ratio
3.37 4.83 4.20

TIDEWATER

Number of Vessels Built
(AHTS & PSV)
300
250
200
150
100
50
0
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

The Worldwide OSV Fleet
(Includes AHTS and PSVs only)
Estimated as of August 2013
Source: ODS-Petrodata and Tidewater
As of August 2013, there are approximately 432 additional
AHTS and PSV’s (~14% of the global fleet) under construction.
Global fleet is estimated at 3,005 vessels, including ~750 vessels that are 25+ yrs old (25%).
Vessels > 25 years old today

Number of Vessels
40
35
30
25
20
15
10
5
0
1970
1975
1980
1985
1990
1995
2000
2005
2010

Tidewater’s Active Fleet As of June 30, 2013 Year Built Deepwater vessels Towing Supply/Supply Other vessels 239 “New” vessels – 6.1 avg yrs 32 “Traditional” vessels – 27.3 avg yrs 8

Vessel Population by Owner
(AHTS and PSVs only)
Estimated as of August 2013
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,272 total
vessels for
400+ owners)

TIDEWATER

Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013

History of Earnings Growth &
Solid Through-Cycle Returns
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity      4.3%         7.2% 12.4% 18.9%       18.3% 19.5%       11.4%       5.0%
4.3%        5.9%
Adjusted EPS**

$500
$400
$300
$200
$100
$-
Millions
53.0%
56.4%
46.7%
47.7%
50.0%
45.0%
44.1%
42.0%
41.0%
40.8%
38.0%
36.9%
$300 million
$150 million
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Vessel Revenue ($)
Vessel Operating Margin ($)
Vessel Operating Margin (%)

Total Revenue and Margin
Fiscal 2008-2014
Prior peak period (FY2009)
averaged quarterly revenue of
$339M,
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses

Global Strength
Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
Strength of International business complements U.S.
activity
Secular growth
Longer contracts
Demand consistency over broader regions
Solid customer base of NOC’s and IOC’s

Our Global Footprint
Vessel Distribution by Region
(excludes stacked vessels - as of 6/30/13)
Americas
63(23%)
SS Africa/Europe
142(53%)
MENA
41(15%)
Asia/Pac
25(9%)
In 1Q FY 2014, ~9% of vessel revenue was generated in the U.S. by < 15 vessels; however, ~15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.

Americas
Asia/Pac
MENA
Sub Sah Africa/Eur.
Avg. Dayrate
$22,000
$18,000
$14,000
$10,000
$6,000
6/10
12/10
6/11
12/11
6/12
12/12
6/13
Avg. Utilization
100%
90%
80%
70%
60%
6/10
12/10
6/11
12/11
6/12
12/12
6/13

Active Vessel Dayrates &
Utilization by Segment
Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.

The Largest Modern OSV
Fleet in the Industry
Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 96 $2,620m $27.3m
Deepwater AHTSs 11 $358m $32.5m
Towing Supply/Supply 109 $1,615m $14.8m
Other 56 $285m $5.1m
TOTALS: 272 $4,878m
(1)
$17.9m
.
At 6/30/13, 240 new vessels were in our fleet with ~6.1 year average age
Vessel Commitments
Jan. ’00 – June ‘13
(1) $4,225m (87%) funded through 6/30/13
(2) Vessel count and total cost is net of 24 vessel dispositions ($222m of original cost)

….. and More to Come
Count
Deepwater PSVs 23
Deepwater AHTSs -
Towing Supply/Supply 6
Other 3
Total 32
Vessels Under Construction*
As of June 30, 2013
Estimated delivery schedule – 7 for the remainder of FY ’14, 16 in FY ’15 and 9 thereafter.
CAPX of $246m for the remainder of FY ’14, $304m in FY ‘15  and $102m in FY ’16.

Strong Financial Position
Provides Strategic Optionality
As of June 30, 2013
Cash & Cash Equivalents $65 million
Total Debt $1,475 million
Shareholders Equity $2,585 million
Net Debt / Net Capitalization 35%
Total Debt / Capitalization 36%
~$385 million of available liquidity as of 6/30/13, including $320 million of unused capacity under committed bank credit facilities.

TIDEWATER

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

Q1 Fiscal 2014
Avg Day Rate: $28,689
Utilization: 84.0%
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
22 23 24 25 25 25 25 28 29 32 34 38 40 43 44 45 47 49 51 54 55 57 62 66 69
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

New Vessel Trends by Vessel Type Deepwater PSVs $152 million, or 46%, of Vessel Revenue in Q1 Fiscal 2014 18

TIDEWATER

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$25,000
$20,000
$15,000
$10,000
$5,000
$0
250
200
150
100
50
-
Q1 Fiscal 2014
Avg Day Rate: $14,595
Utilization: 81.7%
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101
101
102
103
103
Q1 Q2 Q3 Q4
FY08
Q1 Q2 Q3 Q4
FY09
Q1 Q2 Q3 Q4
FY10
Q1 Q2 Q3 Q4
FY11
Q1 Q2 Q3 Q4
FY12
Q1 Q2 Q3 Q4
FY13
Q1
FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

$112 million, or 34%, of Vessel Revenue in Q1 Fiscal 2014 New Vessel Trends by Vessel Type Towing Supply/Supply Vessels 19

Potential for Future
Earnings Acceleration
Average Day rates
$17,955
*
$19,750
(+ 10%)
$21,725
(+ 10%)
81.2%*
85.0%
90.0%
~$3.75
EPS
~$7.00
EPS
~$12.25
EPS
292 vessel assumption (240 current new vessels + 32 under construction + 20 additional new vessels next  year).
* 6/30/13 quarterly actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
~$450M+
EBITDA
+$650M
EBITDA
+$950M
EBITDA
Actual Avg Qtrly Day rates
6/30/11    $14,291
6/30/13    $17,955

Financial Strategy Focused on
Creating Long-Term Shareholder Value
Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results

Jeffrey M. Platt
Jeffrey M. Platt
President and CEO President and CEO
September 5, 2013
Pareto Securities 20
Pareto Securities 20
th
Annual
Annual
Oil & Offshore Conference
Oil & Offshore Conference
Joseph M. Bennett
Joseph M. Bennett
EVP & Chief IRO EVP & Chief IRO

Appendix 23

Fleet Renewal & Expansion
Funded by CFFO thru Fiscal 2013
Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively
Fiscal Year

New Fleet Driving Results Vessel Revenue ($) Average Fleet Count 235 Average Active New Vessels in Q1 2014 $332 million Vessel Revenue in Q1 2014 (94% from New Vessels) 25

200
175
150
125
100
75
50
25
0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
14
New
Traditional

70%
60%
50%
40%
30%
20%
10%
0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
14
Total
New

Cyclical Upturn should
Drive Margin Expansion
Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$135 million Vessel Margin in Q1 FY2014 (98%
from New Vessels)
Q1 FY2014 Vessel Margin: 41%

TIDEWATER
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
Q1 Fiscal 2014
Avg Day Rate: $29,561
Utilization: 95.9%
5 5 5 5 5 5 5 5 6 8 9 9 11 11 11 11 11 11 11 11 11 11 11 11 11
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08
FY09
FY10
FY11
FY12
FY13
FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

$28 million, or 9%, of Vessel Revenue in Q1 Fiscal 2014 New Vessel Trends by Vessel Type Deepwater AHTS 27

Current Revenue Mix
Quality of Customer Base
Super Majors
38%
NOC's
21%
Others
41%
Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s,
3 IOC’s and 1 independent) accounted for 58% of our revenue

>> New Orleans, Louisiana
Worldwide Headquarters
Tidewater Inc.
Pan American Life Center
601 Poydras Street, Suite 1500
New Orleans, Louisiana 70130- USA
P: 504 568 1010

>> Houston, Texas
Tidewater Marine, L.L.C.
6002 Rogerdale Road
Suite 600
Houston, Texas 77072-1655
P: 713 470 5300

www.tdw.com

TROMS POLLUX